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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 1, 2004
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-22023               77-0156161
(State or other jurisdiction of     (Commission           (I.R.S. employer
 incorporation or organization)       File No.)        identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 1, 2004, Macrovision Corporation completed the acquisition of the assets and operations (the "Transaction") of privately held InstallShield Software Corporation of Schaumburg, Illinois ("InstallShield"). In accordance with the Asset Purchase Agreement dated June 16, 2004 (the "Agreement"), Macrovision acquired the assets of InstallShield for $76 million in a cash transaction. An additional payment of up to $20 million is contingent upon post-acquisition performance. The foregoing description of the Agreement and the Transaction is qualified in its entirety by reference to the Agreement, which is filed as
Exhibit 2.01 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

                        Not required.

        (b)     Pro Forma Financial Information

                        Not required.

        (c)     Exhibits

                2.01    Asset Purchase Agreement dated June 16, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

The press release issued July 1, 2004, relating to the completion of the Transaction is attached hereto as Exhibit 99.01 and furnished pursuant to Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MACROVISION CORPORATION
                                          (Registrant)




Date:  July 1, 2004                       By: /s/ Ian Halifax
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                                              Ian Halifax
                                              Executive Vice President and Chief
                                              Financial Officer